Operating Leases	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Operating Leases

13. Operating Leases

The Company occupies five ASCs, one hospital, one urgent care clinic, one imaging center and two corporate business spaces under operating lease agreements. The Company also leases certain medical equipment. The minimum rental commitments under non-cancellable operating leases, with terms in excess of one year subsequent to December 31, 2014, are as follows:

Year ending December 31,
2015	$6,737
2016	7,114
2017	5,917
2018	5,748
2019	5,202
Thereafter	19,103

Total future commitment	49,821
Less: minimum sublease income to be received	(631)

Total future commitment, net of sublease income	$49,190

Rent expense was $3.5 million and $1.4 million for the years ended December 31, 2014 and 2013, respectively.